THIRD SUPPLEMENTAL INDENTURE THIRD SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of June 27, 2022, is made by and among Taylor Morrison Communities, Inc., a Delaware corporation (the “Issuer”), the undersigned Guarantors (as defined in the Indenture referred to herein) and U.S. Bank Trust Company, National Association, as trustee under the Indenture referred to below (the “Trustee”). W I T N E S S E T H WHEREAS, the Issuer, the Guarantors and the Trustee are party to that certain Indenture, dated as of February 10, 2020 (as supplemented from time to time, the “Indenture”), providing for the issuance of the Issuer’s 6.625% Senior Notes due 2027 (the “Notes”); WHEREAS, Section 9.02 of the Indenture provides, inter alia, that, in certain circumstances, the Issuer, the Guarantors and the Trustee may amend the Indenture or the Notes with the consent of the holders of at least a majority in aggregate principal amount of the Notes then outstanding (excluding any Notes owned by the Issuer or any Guarantor or by any person directly or indirectly controlled by the Issuer or any Guarantor) (the “Requisite Consents”); WHEREAS, the Issuer has solicited consents (the “Consents”) to certain amendments to the Indenture and the Notes (the “Proposed Amendments”) upon the terms and subject to the conditions set forth in that certain Offer to Purchase and Consent Solicitation Statement, dated June 13, 2022 (the “Statement”); WHEREAS, the holders of a majority of the aggregate principal amount of the Notes outstanding (excluding any Notes owned by the Issuer or any Guarantor, or by any person directly or indirectly controlled by the Issuer or any Guarantor) validly delivered and did not validly revoke their Consents to the adoption of all of the Proposed Amendments effected by this Supplemental Indenture in accordance with the provisions of the Indenture, and evidence of such Consents has been provided by the Issuer to the Trustee; WHEREAS, the board of directors of the Issuer, each authorizing body of each Guarantor and the Trustee are authorize to execute and delivery this Supplemental Indenture; WHEREAS, the Issuer, having received the Requisite Consents from the holders of the outstanding Notes, pursuant to Section 9.02 of the Indenture, desires to amend the Indenture and the Notes as provided for herein (the “Amendment”); WHEREAS, in accordance with Sections 9.06 and 12.04 of the Indenture, the Issuer has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel with respect to this Supplemental Indenture on the date hereof; and WHEREAS, pursuant to Sections 9.02 and 9.06 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture. NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, in order to effect the Amendment, the parties mutually covenant and agree as follows:

ARTICLE I Defined Terms Section 1.1 Capitalized Terms. Capitalized terms used herein without being defined herein shall have the meanings assigned to them in the Indenture. Section 1.2 Certain Definitions, etc.. Any definitions used exclusively in the provisions of the Indenture or Notes that are deleted pursuant to the amendments set forth under this Supplemental Indenture, and any definitions used exclusively within such definitions, are hereby deleted in their entirety from the Indenture and the Notes, and all textual references in the Indenture and the Notes exclusively relating to paragraphs, Sections, Articles or other terms or provisions of the Indenture that have been otherwise deleted pursuant to this Supplemental Indenture are hereby deleted in their entirety. Any of the terms or provisions present in the Notes that relate to any of the provisions of the Indenture amended by this Supplemental Indenture shall also be amended so as to be consistent with the amendments made in this Supplemental Indenture. ARTICLE II Amendments to Article 3 – REDEMPTION AND PREPAYMENT Section 2.1 The first paragraph of Section 3.03 of the Indenture is hereby amended and restated as set forth below: “At least three Business Days but not more than 60 days before a redemption date, the Issuer shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of this Indenture pursuant to Articles 8 or 11 of this Indenture.” ARTICLE III Amendments to Article 4 - COVENANTS Section 3.1 Section 4.03 of the Indenture is hereby amended and restated to read in its entirety as set forth below: “Section 4.03. [Intentionally omitted].” Section 3.2 Section 4.07 of the Indenture is hereby amended and restated to read in its entirety as set forth below: “Section 4.07. [Intentionally omitted].” Section 3.3 Section 4.08 of the Indenture is hereby amended and restated to read in its entirety as set forth below: “Section 4.08. [Intentionally omitted].” Section 3.4 Section 4.09 of the Indenture is hereby amended and restated to read in its entirety as set forth below: “Section 4.09. [Intentionally omitted].”

Section 3.5 The second paragraph of Section 4.10 of the Indenture is hereby amended and restated to read in its entirety as set forth below “Any designation of a Subsidiary of the Restricted Parent as an Unrestricted Subsidiary shall be evidenced to the Trustee by filing with the Trustee a certified copy of a resolution of the Board of Directors of the Restricted Parent giving effect to such designation and an Officer’s Certificate certifying that such designation complied with the preceding conditions. If, at any time, any Unrestricted Subsidiary would fail to meet the requirements of an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture. The Board of Directors of the Restricted Parent or the Issuer may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary of the Restricted Parent.” Section 3.6 Section 4.12 of the Indenture is hereby amended and restated to read in its entirety as set forth below: “Section 4.12. [Intentionally omitted].” Section 3.7 Section 4.13 of the Indenture is hereby amended and restated to read in its entirety as set forth below: “Section 4.13. [Intentionally omitted].” ARTICLE IV Amendments to Article 5 – SUCCESSORS Section 4.1 Section 5.01(a) of the Indenture is hereby amended and restated to read in its entirety as set forth below: “(a) None of Holdings, the Restricted Parent nor the Issuer shall, directly or indirectly: (i) consolidate or merge with or into another Person (whether or not it is the surviving corporation); or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Restricted Parent and its Restricted Subsidiaries, taken as a whole, in one or more related transactions, to another Person, unless: (1) in the case of a consolidation or merger of, or a sale, assignment, transfer, conveyance or other disposition by, the Issuer or the Restricted Parent, the Person formed by or surviving any such consolidation or merger (if other than the Issuer or the Restricted Parent) or to which such sale, assignment, transfer, conveyance or other disposition has been made is a corporation or other Person; provided that if any successor Issuer is not a corporation, then a Person that is a corporation shall become a co-issuer or co-obligor of the Notes and the Issuer’s obligations under this Indenture; and (2) the Person formed by or surviving any such consolidation or merger (if other than the Restricted Parent or the Issuer) or the Person to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all the obligations of Holdings, the Restricted Parent and/or the Issuer, as applicable, under the Notes or the Note Guarantees, as applicable, and this Indenture pursuant to agreements reasonably satisfactory to the Trustee.”

ARTICLE V Amendments to Article 6 – DEFAULTS AND REMEDIES Section 5.1 Section 6.01(4) of the Indenture is hereby amended and restated to read in its entirety as set forth below: “(4) [Intentionally omitted];” Section 5.2 Section 6.01(5) of the Indenture is hereby amended and restated to read in its entirety as set forth below: “(5) [Intentionally omitted];” Section 5.3 Section 6.01(6) of the Indenture is hereby amended and restated to read in its entirety as set forth below: “(6) [Intentionally omitted];” Section 5.4 Section 6.01(7) of the Indenture is hereby amended and restated to read in its entirety as set forth below: “(7) except as permitted by this Indenture, any Note Guarantee of the Restricted Parent is declared to be unenforceable or invalid by any final and nonappealable judgment or decree or ceases for any reason to be in full force and effect, or the Restricted Parent or any Person acting on behalf of the Restricted Parent denies or disaffirms its obligations in writing under its Note Guarantee and such Default continues for 10 days after receipt of the notice specified in this Indenture;” Section 5.5 Section 6.01(8) of the Indenture is hereby amended and restated to read in its entirety as set forth below: “(8) any of Holdings, the Restricted Parent or the Issuer pursuant to or within the meaning of Bankruptcy Law: (A) commences a voluntary case; (B) consents to the entry of an order for relief against it in an involuntary case; (C) consents to the appointment of a custodian of it or for all or substantially all of its property; (D) makes a general assignment for the benefit of its creditors; or (E) generally is not paying its debts as they become due; and” Section 5.6 Section 6.01(9) of the Indenture is hereby amended and restated to read in its entirety as set forth below: “(9) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(A) is for relief against any of Holdings, the Restricted Parent or the Issuer in an involuntary case; (B) appoints a custodian of any of Holdings, the Restricted Parent or the Issuer for all or substantially all of the property of Holdings, the Restricted Parent, the Issuer or such Significant Subsidiary, as applicable; or (C) orders the liquidation of any of Holdings, the Restricted Parent or the Issuer; and the order or decree remains unstayed and in effect for 60 consecutive days.” ARTICLE VI Effectiveness Section 6.1 Effectiveness. This Supplemental Indenture shall become a binding agreement between the parties hereto and effective when executed by the parties hereto. Notwithstanding the foregoing sentence, the amendments to the Indenture and the Notes set forth herein shall become operative only upon the Issuer’s acceptance for purchase, pursuant to the Offer (as defined in the Statement), of at least a majority in aggregate principal amount of the outstanding Notes (excluding any Notes owned by the Issuer or any Guarantor, or by any person directly or indirectly controlled by the Issuer or any Guarantor). The Issuer shall notify the Trustee in writing promptly after the occurrence of such acceptance for purchase or promptly after the Issuer shall determine that such acceptance for purchase will not occur. The Proposed Amendments to the Indenture effected by the Supplemental Indenture shall be deemed to be revoked retroactively to the date of the Supplemental Indenture, and the Indenture shall remain in its form as of the date of the Statement, if the purchase of the Notes pursuant to the Offer does not occur. ARTICLE VII Miscellaneous Section 7.1 Notes; Corresponding Amendments. Amendments to the Indenture pursuant to this Supplemental Indenture shall also apply to the Notes. Pursuant to Section 11 of each Global Note, with effect on and from the date hereof, each Global Note shall be deemed supplemented, modified and amended in such manner as necessary to make the terms of such Global Note consistent with the terms of the Indenture, as amended by this Supplemental Indenture. Section 7.2 Incorporation. All provisions of this Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture, and the Indenture, as amended and supplemented by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument. Section 7.3 Third Parties. Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture. Section 7.4 New York Law to Govern. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS

OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. Section 7.5 Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or electronic (including in “.pdf” or “tif” format) transmissions shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronically (including in “.pdf” or “tif” format) shall be deemed to be their original signatures for all purposes. Section 7.6 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof. Section 7.7 The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer. Section 7.8 Successors. All agreements of the Issuer in this Supplemental Indenture shall bind its successors, except as otherwise provided in this Supplemental Indenture. All agreements of the Trustee in this Supplemental Indenture shall bind its successors, except as provided in Section 10.05 of the Indenture. Section 7.9 Severability Clause. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Section 7.10 Ratification of Indenture; Supplemental Indenture; Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby. [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first written above. ISSUER: TAYLOR MORRISON COMMUNITIES, INC. By: /s/ Darrell C. Sharman Name: Darrell C. Sherman Title: Chief Legal Officer, Executive Vice President and Secretary

TRUSTEE: U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee By: /s/ Benjamin J. Krueger Name: Benjamin J. Krueger Title: Vice President

GUARANTORS: ATPD, LLC AV HOMES OF ARIZONA, LLC AV HOMES OF RALEIGH, LLC AV HOMES, INC. AVATAR PROPERTIES INC. AVH CAROLINAS, LLC AVH DFW, LLC AVH EM, LLC AVH NORTH FLORIDA, LLC BONTERRA BUILDERS, LLC CALIFORNIA EQUITY FUNDING, INC. DARLING HOMES OF TEXAS, LLC DFP TEXAS (GP), LLC DUXFORD FINANCIAL, INC. HSP INC. JCH GROUP, LLC PH VENTURES-SAN JOSE PH-LP VENTURES PH-RIELLY VENTURES PRESLEY CMR, INC. PRESLEY HOMES ROYAL OAK HOMES, LLC RSI COMMUNITIES – CALIFORNIA LLC RSI CONSTRUCTION SERVICES LLC RSI JURUPA VALLEY LLC SYCAMORE CC, INC. TAYLOR MORRISON AT CRYSTAL FALLS, LLC TAYLOR MORRISON BTR, INC. TAYLOR MORRISON ESPLANADE NAPLES, LLC TAYLOR MORRISON FINANCE, INC. TAYLOR MORRISON HOLDINGS OF ARIZONA, INC. TAYLOR MORRISON HOLDINGS, INC. TAYLOR MORRISON HOME III CORPORATION TAYLOR MORRISON MARBLEHEAD HOLDINGS, LLC TAYLOR MORRISON NORTHWEST, LLC. TAYLOR MORRISON OF CALIFORNIA, LLC TAYLOR MORRISON OF CAROLINAS, INC. TAYLOR MORRISON OF COLORADO, INC. TAYLOR MORRISON OF FLORIDA, INC. TAYLOR MORRISON OF GEORGIA, LLC TAYLOR MORRISON OF ILLINOIS, INC. TAYLOR MORRISON OF TEXAS, INC. TAYLOR MORRISON PACIFIC POINT HOLDINGS, LLC TAYLOR MORRISON SERVICES, INC. TAYLOR MORRISON TRAMONTO HOLDINGS, LLC TAYLOR MORRISON, INC.

TAYLOR MORRISON/ARIZONA, INC. TAYLOR WOODROW COMMUNITIES – LEAGUE CITY, LTD. TAYLOR WOODROW COMMUNITIES AT ARTISAN LAKES, L.L.C. TAYLOR WOODROW COMMUNITIES AT MIRASOL, LTD. TAYLOR WOODROW COMMUNITIES AT PORTICO, L.L.C. TAYLOR WOODROW COMMUNITIES AT ST. JOHNS FOREST, L.L.C. TAYLOR WOODROW HOMES HOUSTON (GP), L.L.C. TAYLOR WOODROW HOMES – CENTRAL FLORIDA DIVISION, L.L.C. TAYLOR WOODROW HOMES – SOUTHWEST FLORIDA DIVISION, L.L.C. TM 1464 MEMBER, LLC TM 529 MEMBER, LLC TM BTR OF CAROLINAS, LLC TM BTR OF COLORADO, LLC TM BTR OF ELLSWORTH, LLC TM BTR OF FLORIDA, LLC TM BTR OF PHOENIX, LLC TM BTR OF TEXAS, LLC TM CALIFORNIA SERVICES, INC. TM HIGHLAND LAKES MEMBER, LLC TM HOMES OF ARIZONA, INC. TM OAKWOOD TRAILS MEMBER, LLC TM OYSTER HARBOR, LLC TM RIDGE GP, LLC TM RIDGE LP, LLC TM SENDERA, LLC TW ACQUISITIONS, INC. TWC/FALCONHEAD WEST, L.L.C. TWC/MIRASOL, INC. TWC/STEINER RANCH, LLC VITALIA AT TRADITION, LLC WILLIAM LYON HOMES WILLIAM LYON HOMES, INC. WILLIAM LYON SOUTHWEST, INC. WLH COMMUNITIES – ALDERWOOD LLC WLH COMMUNITIES – TEXAS LLC WLH COMMUNITIES LLC WLH ONION CREEK LLC WLH PRADO LLC WLH STILLWATER LLC WLH STONEWALL LLC WLH TRAILS AT LEANDER LLC

On behalf of each of the above named entities, By: /s/ Darrell C. Sherman Name: Darrell C. Sherman Title: Chief Legal Officer, Executive Vice President and Secretary

LYON EAST GARRISON COMPANY I, LLC LYON WATERFRONT, LLC MOUNTAIN FALLS, LLC By: William Lyon Homes, Inc. Its: Sole Member By: /s/ Darrell C. Sherman Name: Darrell C. Sherman Title: Chief Legal Officer, Executive Vice President and Secretary CHARLESTON 215, LLC SOUTH COOPER MOUNTAIN OWNER, LLC By: William Lyon Homes, Inc. Its: Managing Member By: /s/ Darrell C. Sherman Name: Darrell C. Sherman Title: Chief Legal Officer, Executive Vice President and Secretary WLH ENTERPRISES By: William Lyon Homes, Inc. Its: General Partner By: /s/ Darrell C. Sherman Name: Darrell C. Sherman Title: Chief Legal Officer, Executive Vice President and Secretary By: Presley CMR, Inc. Its: General Partner

By: /s/ Darrell C. Sherman Name: Darrell C. Sherman Title: Chief Legal Officer, Executive Vice President and Secretary MOUNTAIN FALLS GOLF COURSE, LLC By: WLH Enterprises Its: Managing Member By: William Lyon Homes, Inc. Its: General Partner By: /s/ Darrell C. Sherman Name: Darrell C. Sherman Title: Chief Legal Officer, Executive Vice President and Secretary By: Presley CMR, Inc. Its: General Partner By: /s/ Darrell C. Sherman Name: Darrell C. Sherman Title: Chief Legal Officer, Executive Vice President and Secretary 460 CENTRAL, L.L.C. BASELINE WOODS SFD I, L.L.C. BASELINE WOODS SFD II, L.L.C. BASELINE WOODS WEST, L.L.C. BETHANY CREEK FALLS, L.L.C. BROWNSTONE AT ISSAQUAH HIGHLANDS, L.L.C. BRYANT HEIGHTS, L.L.C. BULL MOUNTAIN RIDGE, L.L.C. CALAIS AT VILLEBOIS, L.L.C CASCADIAN KING COMPANY, L.L.C. CASCARA AT REDMOND RIDGE, L.L.C. CEDAR FALLS WAY LLC CORNELIUS PASS TOWNHOMES, L.L.C. EDGEWATER TUALATIN, L.L.C. GRANDE POINTE AT VILLEBOIS, L.L.C.

HIGH POINT III, L.L.C. HIGHCROFT AT SAMMAMISH, L.L.C. ISSAQUAH HIGHLANDS INVESTMENT FUND, L.L.C. LES BOIS AT VILLEBOIS, L.L.C. MILL CREEK TERRACE, L.L.C. MURRAY & WEIR SFD, L.L.C. ORENCO WOODS SFD, L.L.C. PEASLEY CANYON HOMES, L.L.C. PNW CASCADIAN COMPANY, L.L.C. POLYGON AT BRENCHLEY ESTATES, L.L.C. POLYGON AT SUNSET RIDGE, L.L.C. POLYGON AT VILLEBOIS II, L.L.C. POLYGON AT VILLEBOIS III, L.L.C. POLYGON AT VILLEBOIS IV, L.L.C. POLYGON AT VILLEBOIS V, L.L.C. POLYGON NORTHWEST COMPANY, L.L.C. POLYGON PAYMASTER, L.L.C. RIDGEVIEW TOWNHOMES, L.L.C. RIVERFRONT MF, L.L.C. RIVERFRONT SF, L.L.C. SILVERLAKE CENTER, L.L.C. SPANAWAY 230, L.L.C. SPARROW CREEK, L.L.C. THE RESERVE AT MAPLE VALLEY, L.L.C. THE RESERVE AT NORTH CREEK, L.L.C. TWIN CREEKS AT COOPER MOUNTAIN, L.L.C. VIEWRIDGE AT ISSAQUAH HIGHLANDS, L.L.C. W.R. TOWNHOMES F, L.L.C. CASCADIAN SOUTH L.L.C. By: Taylor Morrison Northwest, LLC Its: Sole Member By: /s/ Darrell C. Sherman Name: Darrell C. Sherman Title: Chief Legal Officer, Executive Vice President and Secretary